VALUATION PROVISIONS OF INVENTORIES (Tables)	12 Months Ended
Dec. 31, 2023
VALUATION PROVISIONS OF INVENTORIES
Schedule of gross and net inventories

	December 31,	December 31,
USD million	2023	2022
Gross inventories	1,129.0	937.2
Net realizable value valuation provision	(29.4)	(24.7)
Net inventories	1,099.6	912.5

	December 31,	December 31,
USD million	2023	2022
Net inventories
Raw materials and consumables	45.0	46.9
Work in progress	48.7	36.3
Finished goods	1,005.9	829.3
Total	1,099.6	912.5